                                                                   Exhibit 10.24

                               FIFTH AMENDMENT TO
                      LETTER OF CREDIT FACILITY AGREEMENT

     THIS FIFTH AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of September 22, 2000 (this "Amendment"), among SPIEGEL, INC., a Delaware corporation (the "Company"), BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as Bank of America National Trust and Savings Association) ("Bank of America"); THE BANK OF NEW YORK ("BONY"); THE HONG KONG AND SHANGHAI BANKING CORPORATION LIMITED ("HKSB"); ABN AMRO BANK N.V., acting through its Chicago Branch ("ABN") and any other financial instantiation from time to time party thereto (collectively, the "Banks" and, individually, a "Bank"), and Bank of America, as agent, for the Banks (in such capacity, the "Agent").

                                   WITNESSETH

     WHEREAS, the Company, the Agent and the Banks entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 as amended from time to time (the "Existing Agreement"); and

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") as provided in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined in Section 2 of this Amendment), the Existing Agreement shall be amended in accordance with this Section 1.

     SECTION 1.1 Section 1.01 is hereby amended by deleting the definition of "Revolving Credit Agreement" in its entirety and replacing such definition with the following:

          "Revolving Credit Agreement" means that certain Second Amended and Restated Revolving Credit Agreement, dated June 30, 2000 as may be amended or restated from time to time, among the Company, various financial institutions as lenders and Deutsche Bank AG New York Branch as the Administrative Agent."

     SECTION 1.2 Section 1.01 is amended by deleting "September 22, 2000" where it appears in the definition of "Termination Date" and replacing it with "September 21, 2001".

     SECTION 1.3 Section 2.07(b) is amended by deleting ".20" where it appears in such subsection and replacing it with ".15".

     SECTION 1.4 Schedule 2.01 is amended by deleting such Schedule in its entirety and replacing it with the following:

                                 "SCHEDULE 2.01
                                 --------------

                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------
                                                                 Pro Rata
                Bank                         Commitment           Share
                ----                         ----------          --------
Bank of America National Association        $37,500,000            25%

The Bank of New York                        $37,500,000            25%

The Hongkong and Shanghai Banking           $37,500,000            25%
Corporation Limited

ABN AMRO Bank N.V., acting                  $37,500,000            25%
through its Chicago Branch
                                           ------------

      TOTAL                                $150,000,000           100%"

     SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") and (i) the Agent and the Company shall have received counterparts of this Amendment executed on behalf of the Company and all of the Banks, (ii) the Agent shall have received executed counterparts of an Affirmation of Guaranty in the form of Exhibit A hereto on behalf of all the Guarantors, and (iii) the Agent shall have received from the Company a notice of change in Issuing Banks Issuance Allocations and/or Tenor Allocations, which notice complies with Section 2.13 of the Amended Agreement and which reflects the reduction in the Commitments hereunder.

     SECTION 3 REPRESENTATIONS AND WARRANTIES.

     SECTION 3.1. In order to further induce the Banks to agree to amend the Existing Agreement, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

          (a)  No event of Default has occurred and is continuing; and

          (b)  Each of the representations and warranties set forth in
               Article V of the Existing Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Existing Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     SECTION 4 MISCELLANEOUS PROVISIONS.

     SECTION 4.1 Severability. Any provision of this Amendment or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 4.2 Execution in Counterparts; Notice. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 4.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANK. This Amendment, the Amended Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto and except as amended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 4.4 Reference to Existing Agreement. On and after the Amendment Effective Date, each reference in the "herein" or words of like import, and each reference to the Existing Agreement in any Subsidiary L/C Guaranty, L/C-Related Document or in any other Credit Document or other agreements, documents or instruments executed and delivered pursuant to the Existing Agreement, shall be deemed a reference to the Amended Agreement.

     SECTION 4.5 Successor and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and each Bank.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.


                                   SPIEGEL, INC.

                                        By: /s/ John R. Steele
                                           --------------------------
                              Name Printed: John R. Steele
                                           --------------------------
                                     Title: Treasurer
                                           --------------------------

                                   BANK OF AMERICA, NATIONAL
                                         ASSOCIATION, as Agent

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

                                   BANK OF AMERICA, NATIONAL
                                         ASSOCIATION, as Bank

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

                                   THE BANK OF NEW YORK

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

                                   THE HONG KONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

                                   ABN AMRO BANK N.V.

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

                                        By:
                                           --------------------------
                              Name Printed:
                                           --------------------------
                                     Title:
                                           --------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                       SPIEGEL, INC.

                                          By: __________________________________
                                Name Printed:  John R. Steele
                                       Title:  Treasurer

                                       BANK OF AMERICA, NATIONAL
                                            ASSOCIATION, as Agent

                                          By:  Bridget Garavalia
                                Name Printed:  Bridget Garavalia
                                       Title:  Managing Director

                                       BANK OF AMERICA, NATIONAL
                                            ASSOCIATION, as a Bank

                                          By:  Bridget Garavalia
                                Name Printed:  Bridget Garavalia
                                       Title:  Managing Director

                                       THE BANK OF NEW YORK

                                          By: __________________________________
                                Name Printed: __________________________________
                                       Title: __________________________________

                                       THE HONG KONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED

                                          By: __________________________________
                                Name Printed: __________________________________
                                       Title: __________________________________

                                       ABN AMRO BANK N.V.

                                          By: __________________________________
                                Name Printed: __________________________________
                                       Title: __________________________________

                                          By: __________________________________
                                Name Printed: __________________________________
                                       Title: __________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                       SPIEGEL, INC.


                                       By:
                                           -------------------------------------
                             Name Printed: John R. Steele
                                    Title: Treasurer


                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as Agent


                                       By:
                                           -------------------------------------
                             Name Printed:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as a Bank


                                       By:
                                           -------------------------------------
                             Name Printed:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                       THE BANK OF NEW YORK


                                       By: /s/ Charlotte Sohn Fuiks
                                           -------------------------------------
                             Name Printed: Charlotte Sohn Fuiks
                                           -------------------------------------
                                    Title: VP
                                           -------------------------------------

                                       THE HONG KONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED


                                       By:
                                           -------------------------------------
                             Name Printed:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                       ABN AMRO BANK N.V.


                                       By:
                                           -------------------------------------
                             Name Printed:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                       By:
                                           -------------------------------------
                             Name Printed:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                           SPIEGEL, INC.

                                              By:
                                                 -------------------------------
                                    Name Printed:  John R. Steele
                                           Title:  Treasurer


                                           BANK OF AMERICA, NATIONAL
                                               ASSOCIATION, as Agent


                                              By:
                                                 -------------------------------
                                    Name Printed:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           BANK OF AMERICA, NATIONAL
                                               ASSOCIATION, as Agent


                                              By:
                                                 -------------------------------
                                    Name Printed:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           THE BANK OF NEW YORK


                                              By:
                                                 -------------------------------
                                    Name Printed:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           THE HONG KONG AND SHANGHAI BANKING
                                                CORPORATION LIMITED


                                              By:  /s/ Dominic J. O'Hagan
                                                 -------------------------------
                                    Name Printed:  Dominic J. O'Hagan
                                                 -------------------------------
                                           Title:  Regional Relationship Manager
                                                 -------------------------------


                                           ABN AMRO BANK N.V.


                                              By:
                                                 -------------------------------
                                    Name Printed:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                              By:
                                                 -------------------------------
                                    Name Printed:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                            SPIEGEL, INC.

                                               By:
                                                  ------------------------------
                                     Name Printed:  John R. Steele
                                            Title:  Treasurer


                                            BANK OF AMERICA, NATIONAL
                                                ASSOCIATION, as Agent


                                               By:
                                                  ------------------------------
                                     Name Printed:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            BANK OF AMERICA, NATIONAL
                                                ASSOCIATION, as Agent


                                               By:
                                                  ------------------------------
                                     Name Printed:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            THE BANK OF NEW YORK


                                               By:
                                                  ------------------------------
                                     Name Printed:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            THE HONG KONG AND SHANGHAI BANKING
                                                 CORPORATION LIMITED


                                               By:
                                                  ------------------------------
                                     Name Printed:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            ABN AMRO BANK N.V.


                                               By:  /s/ W. Stephen Jones
                                                  ------------------------------
                                     Name Printed:  W. Stephen Jones
                                                  ------------------------------
                                            Title:  Senior Vice President
                                                  ------------------------------


                                              By:   /s/ Peter J. Hallan
                                                  ------------------------------
                                     Name Printed:  Peter J. Hallan
                                                  ------------------------------
                                            Title:  Asst. Vice President
                                                  ------------------------------

                                   EXHIBIT A
                                   ---------

                           REAFFIRMATION OF GUARANTY
                           -------------------------

     Each of the undersigned acknowledges receipt of a copy of the Fifth Amendment to the Letter of Credit Facility Agreement (the "Fifth Amendment") dated as of September __, 2000, consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty for Letter of Credit Facility Agreement in favor of Bank of America as Agent, and the Banks (as defined in the Fifth Amendment).


Dated as of September 22, 2000


SPIEGEL PUBLISHING COMPANY                  EDDIE BAUER, INC.

            John R. Steele                               John R. Steele
By: ____________________________            By: ________________________________
      Name:  John R. Steele                       Name:  John R. Steele
      Title: Treasurer                            Title: Treasurer


SPIEGEL CATALOG, INC.                       ULTIMATE OUTLET INC.

            John R. Steele                               John R. Steele
By: ____________________________            By: ________________________________
      Name:  John R. Steele                       Name:  John R. Steele
      Title: Treasurer                            Title: Treasurer


DISTRIBUTION FULFILLMENT SERVICES, INC.     NEWPORT NEWS, INC.

            John R. Steele                               John R. Steele
By: ____________________________            By: ________________________________
      Name:  John R. Steele                       Name:  John R. Steele
      Title: Treasurer                            Title: Treasurer